                                            Exhibit 10.2 to Motorola's Form 10-K
                                        for the Period Ending September 30, 2000

               Motorola Long Range Incentive Plan (LRIP) of 2000


ELIGIBILITY
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Senior and Executive Vice Presidents of Motorola or a subsidiary, as recommended by the CEO and approved by the Compensation Committee of the Board of Directors, are eligible to participate in the Motorola Long Range Incentive Plan (LRIP) of 2000. The Chief Operating Officer and the Chief Executive Officer are also eligible to participate as approved by the Compensation Committee.

PARTICIPATION
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Officers who become eligible to participate during the first quarter of a performance cycle will participate in that full three-year performance cycle. Officers who become eligible after the first quarter of a performance cycle will participate in the next full three-year performance cycle.

OVERVIEW
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Here is an overview of the 2000 LRIP:
 .  Performance Cycle

   The 2000 LRIP is based upon rolling three-year performance cycles as illustrated below:

   Cycles Start Date         2000         2001           2002           2003           2004           2005
                  1/1/2000   Year 1       Year 2         Year 3
                           ---------------------------------------
                  1/1/2001                Year 1         Year 2         Year 3
                                        ------------------------------------------
                  1/1/2002                               Year 1         Year 2         Year 3
                                                       ------------------------------------------
                  1/1/2003                                              Year 1         Year 2         Year 3
                                                                      ------------------------------------------

 .  Performance Measure
   Performance will be measured and based on relative total shareholder return
   (TSR). Relative TSR will be determined as follows:

   STEP #1: TOTAL SHAREHOLDER RETURN (TSR)
   ---------------------------------------
   . Total shareholder return (TSR) is the annualized measure of the change in shareholder value over the performance cycle.

   .  TSR will be calculated as follows:
                        TSR = Dividends + Change in Stock Price
                        ---------------------------------------
                                 Beginning Stock Price

   . The annualized TSR will be based on the quarterly reinvestment of dividends.

   . The actual beginning and/or closing stock price on any day that either starts or ends a measurement period will be the stock price used in all 2000 LRIP calculations.

  STEP #2: PERCENTILE RANKING
  ---------------------------
  . Our annualized TSR will than be compared to the TSR of each member of a peer group to determine our ranking within that group. The Compensation Committee of the Board has the authority to modify this peer group for future cycles. (Click here for the peer group used in the 2000 LRIP.)
    (NOTE: PUT A LINK TO THAT PAGE OF THIS DOCUMENT HERE.)

  . Our percentile ranking will be determined as follows:
    Percentile Rank = 1 -                     Company Rank
                          ---------------------------------------------------
                          No. of Companies in Peer Group (Including Motorola)

  STEP #3: RELATIVE TSR
  ---------------------
  . The percentile ranking of Motorola's annualized TSR within that group is the relative TSR.

  . The relative TSR will determine the extent to which any performance award is earned.

 .   Why Relative TSR as the Performance Measure TSR is the final measure of shareholder value-creation and is the only means by which shareholders gain a return on their investment. Relative TSR is used because, beyond an absolute improvement in shareholder wealth, investors require an investment to deliver returns consistent with the competition.

    The only way Motorola can be the company-of-choice to investors, to current and prospective employees, and to our customers, is to create and sustain superior TSR relative to our competition.

    Over time, if we are not above the median TSR (above the 50th percentile ranking of our competition), our ability to create shareholder and customer value may be significantly diminished.

    As senior executives of Motorola, you have considerable influence over value creation. Thus, the 2000 LRIP is an important component of our overall long-term incentive structure and pay-for-performance philosophy.

 .   Earned Award Determination
    . If the annualized TSR is less than six percent (6.0%), no award will be paid.

    . If the annualized TSR is greater than or equal to six percent (6.0%) and our relative position is at least the 50th percentile of our peer group, each participant will have an opportunity to earn a performance award.

 .   Calculation of Earned Award
    . A participant's earned award will be determined utilizing the following factors:

      . A participant's base salary as of the end of the performance cycle. For purposes of the 2000 LRIP "base salary" means the contractual definition of base salary in each country.

      . The target award opportunity, which is a percentage of base salary.
        There are three levels of target award opportunity: 100%, 75%, and 50% of base salary. The Compensation Committee upon the recommendation of the CEO will make determination of participation levels at the beginning of each performance cycle. The Compensation Committee will determine the participant level for the CEO.

    . The earned award expressed as a percentage of the target award. This factor is a function of Motorola's percentile ranking, the relationship of which is illustrated below:

       ==========================================================
                                           Earned Award as
            Percentile Ranking*      Percentage of Target Award*
       ----------------------------------------------------------
       (greater or less than) 80th               200%
                              75th               175%
                              65th               150%
                              55th               125%
                              50th               100%
               (greater than) 50th                 0%
       ----------------------------------------------------------

       *The results will be interpolated if the percentile rank falls between the ranks above.

    .  A participant's earned award will be calculated as follows:
       (Ending Base Salary) x (Target Award) x (Earned Award as % of Target) = Earned Award

 .   Maximum Earned Award
    A participant's maximum earned award will be two times his/her target award.

 .   Example of Earned Award Calculation
    As an example, assume the following:
    .  A participant's base salary at the ending of a cycle is $300,000.
    .  The participant's target award opportunity is 50% of base salary.
    . Motorola's percentile rank at the completion of the cycle is the 75th percentile, which means the earned award expressed as a percentage of the target award is 175%.

       Calculation of Earned Award
       --------------------------------------------------------------------------------------
                                    Target            Earned Award as
       Ending Base Salary           Award            Percent of Target           Earned Award
       --------------------------------------------------------------------------------------
            $300,000          x     50%        x           175%            =       $262,500
       --------------------------------------------------------------------------------------

 .  The Payout Process
   . All earned awards will be paid in cash. Payments will be made as soon as administratively practicable following the close of the performance cycle.
   .  A participant has no right to any award until that award is paid.
   . If the Compensation Committee determines, in its sole discretion, that a participant has willfully engaged in any activity at any time, prior to the payment of an award, that the Committee determines was, is, or will be harmful to the Company, the participant will forfeit any unpaid award.

SITUATIONS AFFECTING 2000 LRIP
------------------------------
 .  Change in Employment
   . Generally, a participant will be eligible for payment of an earned award only if employment continues until the award payout date.

   . Pro rata awards may be possible, however, depending upon the type of the employment termination. The table below summarizes how earned awards will generally be prorated in accordance with the type of employment termination:

If your employment terminates due to...            Your earned award will be...
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Death                                              Pro rata award based on the number of completed
                                                   months of employment within a performance cycle.

Total and Permanent Disability                     Pro rata award based on the number of completed
                                                   months of employment within a performance cycle.

Retirement                                         Pro rata award based on the number of completed
                                                   months of employment within a performance cycle.

Termination of Employment or Service Because       Forfeited
of Serious Misconduct

Change in Employment in Connection with a          Pro rata award based on the number of completed
Divestiture                                        months of employment within a performance cycle.

Termination of Employment or Service by            Pro rata award based on the number of completed
Motorola or a Subsidiary Other Than for Serious    months of employment within a performance cycle.
Misconduct or a Divestiture on its imitative

Termination of Employment or Service for any       Forfeited.
Other Reason than Described Above
----------------------------------------------------------------------------------------------------


The prorated payout will be paid as soon as administratively practicable after the end of the performance cycle.

For purposes of the 2000 LRIP, "Disability" and "Retirement" will be defined as set forth below:

 . Total and Permanent Disability means for (x) U.S. employees, entitlement to long-term disability benefits under the Motorola Disability Income Plan, as amended and any successor plan and (y) non-U.S. employees, as established by applicable Motorola policy or as required by local regulations.

 . Retirement means your retirement from Motorola or a Subsidiary as follows:

  (i) Retiring at or after age 55 with 20 years of service;

  (ii) Retiring at or after age 60 with 10 years of service;

  (iii) Retiring at or after age 65, without regard to years of service.

  Years of service will be based on your Service Club Date.

 .  Change of Control
   If Motorola undergoes a Change of Control as defined in the Omnibus Plan of 2000:

   . The percentile ranking for each performance cycle will be determined as of the effective date of the Change of Control.

   . Pro rata award payments will be made based on the number of completed months of each cycle as of the effective date of the Change of Control.

   . Awards will be paid in cash as soon as administratively practicable following the effective date of the Change of Control.

 .  Integration with the Motorola Long Range Incentive Plan of 1994
   If a participant earns an award for any remaining performance cycle under the Motorola Long Range Incentive Plan of 1994, as amended on February 4, 1998 ("Cycle 6"--1999-2002), and an award for a performance cycle under the Motorola Long Range Incentive Plan of 2000 ("Cycle 7"--2000-2002), the participant will receive the greater of the two awards. In no event will a participant receive an award from both plans for overlapping performance cycles.

DEFINITION OF TERMS
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"Subsidiary" means an entity of which Motorola owns directly or indirectly at least 50% and that Motorola consolidates for financial reporting purposes.

If a term is used buy not defined, it has the meaning given such term in the Plan.

RESERVATION AND RETAINMENT OF COMPANY RIGHTS
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  . The selection of any employee for participation in the 2000 LRIP will not give that participant any right to be retained in the employ of the Company.

  . The right and power of the Company to terminate the employment of any participant is specifically reserved.

  . The participant acknowledges his or her understanding that participation in this Plan is completely at the discretion of Motorola, and that the Motorola's decision to make this Award in no way implies that similar awards may be granted in the future. In addition, the Grantee hereby acknowledges that he or she has entered into employment with Motorola or a Motorola Subsidiary upon terms that did not include this Award or similar awards, that his or her decision to continue employment is not dependent on an expectation of this Award or similar awards, and that any amount received under from this Award is considered an amount in addition to that which the Grantee expects to be paid for the performance of his services.

 . Anyone claiming a benefit under the 2000 LRIP will not have any right to or interest in any awards unless and until all terms, conditions, and provisions of 2000 LRIP that affect that person have been fulfilled as specified herein.

 . No employee will at any time have a right to be selected for participation in the Plan for any fiscal year, despite having been selected for participation in a previous fiscal year.

GOVERNANCE
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It is expressly understood that the Compensation Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the 2000 LRIP, all of which will be binding upon the participant.

AMENDMENT, MODIFICATION, and TERMINATION
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The Compensation Committee may amend, modify, or terminate the 2000 LRIP provided, however, that no such amendment, modification, or termination in any way adversely affects a participant's rights to an outstanding award without the participant's written consent.

MISCELLANEOUS PROVISIONS
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 . The parties agree that any dispute or controversy arising under or in connection with the 2000 LRIP will be settled by arbitration, conducted before a single arbitrator sitting in a location selected by the participant within fifty (50) miles from the location of his or her job with Motorola, in accordance with the rules of the American Arbitration Association then in effect.

   Judgement may be entered on the award of the arbitrator in any court having proper jurisdiction. The Company and the participant will share the expenses of such arbitration, including the fees and expenses of the arbitrator equally. Each party will be responsible for payment of its own expenses and legal fees. The arbitrator may not award legal fees, costs, or any punitive or exemplary damages to either party.

 . Award opportunities may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

 . The Company will have the right to require participants to remit the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements, or to deduct from any or all payments under the LRIP 2000 amounts sufficient to satisfy all withholding tax requirements.

 . To the extent permitted by law, amounts paid under the 2000 LRIP will not be considered to be compensation for purposes of any benefit plan or program maintained by the Company.

 . All obligations of the Company under the 2000 LRIP with respect to payout of awards, and the corresponding rights granted thereunder, will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other acquisition of all or substantially all of the business and/or assets of the Company.

 . In the event that any provision of the 2000 LRIP will be held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the plan, and the 2000 LRIP will be construed and enforced as if the illegal or invalid provision had not been included.

 . No participant or beneficiary will have any interest whatsoever in any specific asset of the Company. To the extent that any person acquires a right to receive payments under the 2000 LRIP, such right will be no greater than the right of any unsecured general creditor of the Company.

 . To the extent not preempted by federal law, the 2000 LRIP, and all agreements hereunder, will be construed in accordance with and governed by the laws of the state of Illinois without giving effect to the principles of conflicts of laws.